UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CENTER COAST MLP & INFRASTRUCTURE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice to Shareholders of
Center Coast MLP & Infrastructure Fund (the “Fund”)

December      , 2017

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.                                   Why am I receiving this Proxy Statement?

A.                                    You are being asked to vote on several important matters affecting the Fund:

(1)                                 Approval of a New Investment Advisory Agreement. Center Coast Capital Advisors, LP (the “Advisor”) serves as the Fund’s investment adviser. Center Coast Capital Holdings, LLC (“Center Coast”), the parent company of the Advisor, recently announced its intention to be acquired by Brookfield Investment Management Inc. (“BIM”), a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”) (the “Transaction”). The closing of the Transaction will be deemed to cause an “assignment” of the current investment advisory agreement between the Advisor and the Fund. In order to provide for continuity of advisory services for the Fund after the closing of the Transaction, the Board of Trustees of the Fund (the “Board” or “Board of Trustees”) is requesting that you vote to approve a new investment advisory agreement between the Fund and BIM pursuant to which the current portfolio managers of the Fund, who will become employees of BIM upon the closing of the Transaction, would continue to manage the Fund.

(2)                                 Approval of Trustee Nominees. In connection with the Transaction, the Board of Trustees has nominated for election five trustee nominees (“Trustee Nominees”). Each Trustee Nominee currently serves as a member of the boards of the funds in the Brookfield fund complex. The Board of Trustees believes that election of the Trustee Nominees will facilitate the integration of the Fund into the Brookfield fund complex. If elected by shareholders, upon the closing of the Transaction the Trustee Nominees would be seated as trustees of the Fund and the term of each current trustee would end. The election of the Trustee Nominees is contingent on the closing of the Transaction. If the Transaction is not consummated, the Trustee Nominees will not join the Board of Trustees. Information regarding each Trustee Nominee is included in the enclosed proxy statement.

The proposals will be presented to shareholders at a Special Meeting of Shareholders to be held on January 23, 2018. The Proxy Statement includes a detailed discussion of the proposals, which we recommend you read carefully.

The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote FOR each proposal.

Your vote is very important, regardless of how many shares you own. We encourage you to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold its meeting or the vote on each proposal, and additional solicitation efforts may be needed in order to obtain sufficient shareholder participation.

Q.                                   How will I as a Fund shareholder be affected by the Transaction?

A.                                    Your Fund investment will not change as a result of the acquisition of Center Coast by Brookfield. You will still own the same Fund shares before and after the Transaction. While BIM will replace the Advisor as investment adviser to the Fund, the current portfolio managers of the Fund will become employees of BIM and will continue to manage the Fund according to the same objectives and policies as before, and do not anticipate any significant changes to the Fund’s investment operations. Shareholders may benefit as a result of the Center Coast team being able to take advantage of the depth and breadth of personnel, resources and experience of the broader BIM and Brookfield organizations. The integration of the Fund into the Brookfield fund complex may benefit Fund shareholders through operating efficiencies and increased administrative support.

BIM is an investment adviser registered with the Securities and Exchange Commission and represents the Public Securities platform of Brookfield.  BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets.  With over $15 billion of assets under management as of June 30, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors.  BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with approximately $250 billion of assets under management as of June 30, 2017.

Q.                                   Will there be any change to the Fund’s management fee?

A.                                    No. There will be no change in the contractual management fees you pay. Certain other changes to the terms of the investment management agreement are described in the enclosed proxy statement.

Q.                                   What will happen if shareholders of the Fund do not approve the new investment advisory agreement before consummation of the Transaction?

A.                                    BIM may manage the Fund under an interim investment management agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval of the new investment advisory agreement. The Board of Trustees urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.                                   Who do I call if I have questions?

A.                                    If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call       , the Fund’s proxy solicitor, at         with your proxy material.

Q.                                   How do I vote my shares?

A.                                    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.                                   Will anyone contact me?

A.                                    You may receive a call from                               , the Fund’s proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

CENTER COAST MLP & INFRASTRUCTURE FUND

1600 Smith Street, Suite 3800

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on January 23, 2018

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with the Common Shares, the “Shares”) of Center Coast MLP & Infrastructure Fund (“CEN” or the “Fund”) that a special meeting of shareholders of the Fund (the “Meeting”) will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Tuesday, January 23, 2018, at 3:30 p.m. (Central time). The Meeting is being held for the following purposes:

1.              To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2.              To elect trustee nominees as follows:

(a)         trustee nominees to be elected by holders of Common Shares and Preferred Shares voting as a single class:

(i)             as a Class I Trustee, the Trustee Nominee named in the accompanying proxy statement (Mr. David Levi) to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified;

(ii)          as a Class II Trustee, the Trustee Nominee named in the accompanying proxy statement (Mr. Edward A. Kuczmarski) to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified;

(iii)       as a Class III Trustee, the Trustee Nominee named in the accompanying proxy statement (Mr. Louis P. Salvatore) to hold office until the Fund’s 2020 annual meeting or until his successor has been elected and qualified;

(b)         trustee nominees to be elected by holders of Preferred Shares voting as a separate class:

(i)             as a Class II Trustee, the Trustee Nominee named in the accompanying proxy statement (Mr. Stuart A. McFarland) to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified;

(ii)          as a Class III Trustee, the Trustee Nominee named in the accompanying proxy statement (Ms. Heather S. Goldman) to hold office until the Fund’s 2020 annual meeting or until her successor has been elected and qualified;

3.              To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND “FOR” EACH OF THE TRUSTEE NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT.

The Board has fixed the close of business on November 30, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Meeting in person or by proxy. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Meeting. If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Thank you for your consideration of the proposals. We value you as a shareholder and look forward to our continued relationship.

By order of the Board:

/s/ Dan C. Tutcher
Dan C. Tutcher
Trustee, President and Chief Executive Officer

Houston, Texas

December          , 2017

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE MEETING.

CENTER COAST MLP & INFRASTRUCTURE FUND (NYSE: CEN)

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

To be held on January 23, 2018

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”) and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with the Common Shares, the “Shares”) of Center Coast MLP & Infrastructure Fund (“CEN” or the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board” or the “Board of Trustees”) of proxies to be voted at the special meeting of shareholders of the Fund to be held on Tuesday, January 23, 2018 and any adjournments, postponements or delays thereof (the “Meeting”). The Meeting will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, January 23, 2018, at 3:30 p.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact                       , the Fund’s proxy solicitor at                              .

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, or by calling                       .

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about December        , 2017.

The Meeting is being held for the following purposes:

1.              To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2.              To elect trustee nominees as follows:

(a)         trustee nominees to be elected by holders of Common Shares and Preferred Shares voting as a single class:

(i)             as a Class I Trustee, the Trustee Nominee named in this proxy statement (Mr. David Levi), to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified;

(ii)          as a Class II Trustee, the Trustee Nominee named in this proxy statement (Mr. Edward A. Kuczmarski), to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified;

(iii)       as a Class III Trustee, the Trustee Nominee named in this proxy statement (Mr. Louis P. Salvatore), to hold office until the Fund’s 2020 annual meeting or until his successor has been elected and qualified;

(b)         trustee nominees to be elected by holders of Preferred Shares voting as a separate class:

(i)             as a Class II Trustee, the Trustee Nominee named in this proxy statement (Mr. Stuart A. McFarland), to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified;

(ii)          as a Class III Trustee, the Trustee Nominee named in this proxy statement (Ms. Heather S. Goldman), to hold office until the Fund’s 2020 annual meeting or until her successor has been elected and qualified;

3.              To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The Board unanimously recommends that you vote “FOR” approval of the new investment advisory agreement and “FOR” each of the trustee nominees named in this proxy statement.

Shareholders of record of the Fund at the close of business on November 30, 2017 (the “Record Date”) are entitled to be present at the Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote on each Proposal (except that with respect to Proposal 2(b) only Preferred Shares shall vote for the election of the trustee nominees standing for election by holders of Preferred Shares voting as a separate class). Shares represented by duly executed proxies will be voted in accordance with your instructions. At the close of business on the Record Date, the Fund had               Shares outstanding.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund’s proxy solicitor at                      to obtain directions to the site of the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 2 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Under an investment advisory agreement between Center Coast Capital Advisors, LP (the “Advisor”) and the Fund, dated as of September 25, 2013 (the “Current Advisory Agreement”), the Advisor serves as the Fund’s investment adviser and is responsible for the management of the Fund. The Current Advisory Agreement was approved by the initial shareholder of the Fund on September 20, 2013 and the continuation of the Current Advisory Agreement was last approved by the Board of Trustees on May 25, 2017.

On October 9, 2017, Center Coast Capital Holdings, LLC (“Center Coast”) and the equity holders of Center Coast entered into a Membership Units Purchase Agreement (the “Purchase Agreement”) with Brookfield Ranger I LLC (“Acquisition Co.”) and Brookfield Investment Management Inc. (“BIM”) pursuant to which BIM, through its wholly-owned subsidiary, Acquisition Co., would acquire Center Coast (the “Transaction”).

BIM is an investment adviser registered with the SEC and represents the Public Securities platform of Brookfield.  BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets.  With over $15 billion of assets under management as of June 30, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors.  BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with approximately $250 billion of assets under management as of June 30, 2017.

Following the closing of the Transaction, the Center Coast team would become part of the Brookfield Public Securities Group, which specializes in listed real asset investment opportunities, in both equity and debt. The Brookfield Public Securities Group has a 30-year history of active investment in public markets and offers actively managed strategies through separately managed accounts, mutual funds, UCITS funds, closed-end funds and private hedge funds. As of June 30, 2017, the Brookfield Public Securities Group had over $15 billion in assets under management.

Following the Transaction, the current portfolio managers of the Fund will become employees of BIM and will continue to manage the Fund according to the same objectives and policies as before and do not anticipate any significant changes to the Fund’s investment operations.

The Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction will result in a change in control of the Advisor and therefore cause the automatic termination of the Current Advisory Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consents of clients representing a certain percentage of the Advisor’s run rate revenue and the consent of each registered investment company managed by the Advisor, including the Fund. Under the terms of the Purchase Agreement, for purposes of satisfying this client consent condition, the Fund will be deemed to have consented only if shareholders approve the New Advisory Agreement (as defined below) and the election of the Trustee Nominees, as described in Proposal 2. Center Coast and Brookfield currently expect to close the Transaction in the first quarter of 2018.

The Proposal

Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and BIM, to take effect upon the closing of the Transaction or shareholder approval, whichever is later (the “New Advisory Agreement”).

At an in-person meeting of the Board on July 24, 2017, and for the reasons discussed below, the Board of Trustees, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Advisor or BIM (the “Independent Trustees”), unanimously approved the New Advisory Agreement and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreement, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix A to this Proxy Statement.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of each New Advisory Agreement are similar to those of the Current Advisory Agreement. If approved by shareholders of the Fund, the New Advisory Agreement for the Fund will have an initial term of two years and will continue in effect from year to year thereafter if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement. You should refer to Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Investment Management Services. The investment advisory services to be provided by BIM to the Fund under the New Advisory Agreement are substantially the same as the investment advisory services provided by the Advisor under the Current Advisory Agreement. Further, the investment advisory services are expected to be provided by the same personnel under the New Advisory Agreement as under the Current Advisory Agreement.

The Current Advisory Agreement provides that the Advisor conduct a continual program of investment and reinvestment of the Fund’s assets and manage the Fund’s assets in accordance with the investment objective, policies and restrictions of the Fund, including determining what portion of such assets will be invested or held uninvested from time to time. The Current Advisory Agreement also provides that the Advisor is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent information relating to the economy, financial markets and the Fund’s current or potential investments; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund, lend securities and manage otherwise uninvested cash assets of the Fund; (iv) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Advisor’s management of the assets of the Fund; (v) employ professional portfolio managers and securities analysts who provide research services to the Fund; (vi) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes and the use of derivative instruments the Fund; (vii) vote proxies relating to securities held by the Fund and make decisions with respect to waivers, consents and amendments to the terms of securities held by the Fund; and (viii) take such action as is appropriate to effectively manage the Fund’s investment practices. Under the Current Advisory Agreement, the Advisor also performs certain management services, including providing the Fund with office space, facilities, equipment and necessary personnel, and conducting, on behalf of the Fund, affairs with custodians, depositaries, transfer agents, pricing agent, dividend reimbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

The terms of the New Advisory Agreement ensure that substantially the same investment advisory services are provided by BIM to the Fund. The New Advisory Agreement provides that BIM shall (i) furnish continuously an investment program for the Fund, (ii) determine the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. BIM shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the fund’s Board of Trustees, and to the provisions of the organizational documents of the Fund, the registration statement of the Fund, including the Fund’s prospectus and statement of additional information, any public filings made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) or the New York Stock Exchange (“NYSE”) requirements, including press releases, and the 1940 Act and other applicable law, in each case as from time to time amended and in effect. The New Advisory Agreement provides that BIM may delegate any or all of its responsibilities to one or more investment sub-advisers, which sub-advisers may be affiliates of BIM; provided, however, that BIM shall remain responsible to the Fund with respect to its duties under the New Advisory Agreement. No such delegation is required and any such delegation would be subject to approval by the Board of Trustees and shareholders of the Fund, to the extent required by the 1940 Act.

Fees. Under each of the Current Advisory Agreement and the New Advisory Agreement, the Fund pays to the respective adviser an investment advisory fee at an annual rate of 1.00% of the Fund’s average daily “Managed Assets” payable monthly in arrears. Under both the Current Advisory Agreement and New Advisory Agreement, Managed Assets includes the proceeds of leverage. Common shares effectively bear the entire advisory fee.   During the time in which the Fund is utilizing leverage, the amount of the fees paid to the investment adviser for investment advisory services will be higher than if the Fund did not utilize leverage. The New Advisory Agreement defines “Managed Assets” of the Fund to mean the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes. Under the New Advisory Agreement, BIM may waive a portion of its fees and may allocate a portion of its fees to any sub-adviser.

During the fiscal year ended November 30, 2016, the Fund paid the Advisor investment advisory fees of $2,923,851.

Payment of Expenses. Under each Current Advisory Agreement and the New Advisory Agreement, the Fund is responsible for substantially the same expenses. Under the Current Advisory Agreement, the Fund is responsible for its own operating expenses, including those expenses initially incurred by the Advisor on behalf of the Fund. Further, under the Current Advisory Agreement, the Advisor will bear all costs and expenses of its employees and overhead incurred in connection with its duties under the Current Advisory Agreement and shall bear the costs of any salaries or trustee fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor. The Board of Trustees may, however, approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters), other than the provisions of investment advice and administrative services required under the Current Advisory Agreement, by all personnel employed by the Advisor who devote substantial time to Fund operations. No such reimbursement is currently paid.

The New Advisory Agreement provides that the Fund assumes and shall pay all expenses for all Fund operations and activities and shall reimburse BIM for any such expenses incurred by BIM. Unless stated otherwise in the Fund’s prospectus or statement of additional information, the expenses to be borne by the Fund shall include, without limitation: (a) all expenses of organizing the Fund; (b) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund; (c) the charges and expenses of bookkeeping, accounting and auditors; (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Exchange Act; (e) taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies; (f) expenses relating to the issuance of Common Shares of the Fund; (g) expenses involved in registering and maintaining registrations of the Fund and of its Common Shares with the SEC and various state and other jurisdictions; (h) expenses involved in registering and maintaining registrations of the Fund and of its Common Shares with the NYSE; (i) expenses of shareholders’ and trustees’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders; (j) expenses of preparing and printing prospectuses; (k) compensation and expenses of trustees who are not affiliated with BIM; (l) if approved by the Fund’s Board of Trustees, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program; (m) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s organization and financial structure and relations with its shareholders, issuance of Common Shares and registration and qualification of Common Shares under federal, state and other laws; (n) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting; (o) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover BIM; (p) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund; (q) interest payable on Fund borrowings; (r) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto; (s) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and (t) all other expenses permitted by the prospectus and statement of additional information of the Fund as being paid by the Fund.

Other Services. Under the Current Advisory Agreement, the Advisor performs various administrative services for the Fund (other than such services, if any, provided by the Fund’s custodian, transfer agent, administrator, fund accounting agent, and dividend disbursing agent and other service providers). To the extent requested by the Fund, the Advisor agrees to provide or cause others to provide the following administrative services at the Fund’s expense: (i) preparing general shareholder communications, including shareholder reports; (ii) conducting shareholder relations; (iii) maintaining the Fund’s existence and its records; (iv) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; (v) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (vi) overseeing the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees; (vii) overseeing the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns; (viii) reviewing the appropriateness of and arranging for payment of the Fund’s expenses, including fees paid to the Fund’s service providers; (ix) preparing (or overseeing the preparation) for review and approval by officers of the Fund financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders; (x) preparing (or overseeing the preparation) for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the SEC on Form N-SAR, N-CSR, N-PX, N-Q and such other reports, forms and filings, as may be mutually agreed upon; (xi) preparing reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors; (xii) preparing (or overseeing the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed; (xiii) making such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund’s custodian, transfer agent, administrator and dividend disbursing agent as the Board of Trustees may reasonably request or deems appropriate; (xiv) reviewing implementation of any share purchase programs authorized by the Board of Trustees; (xv) determining the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; (xvi) preparing and arranging for the printing of dividend notices to shareholders; (xvii) providing the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xviii) preparing such information and reports as may be required by any party from which the Fund borrows funds; (xix) providing such assistance to the custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund; and (xx) assisting in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Exchange Act, and Section 30(f) of the 1940 Act for the officers and Trustees of the Fund, such filings to be based on information provided by those persons. Many of the administrative services listed in the Current Advisory Agreement, are currently performed by third parties and it is anticipated that such administrative services will continue to be provided by the same third parties after the closing of the Transaction.

The New Advisory Agreement provides that the Fund and BIM may enter into other agreements pursuant to which BIM will provide administrative or other, non-investment advisory services to the Fund, and BIM may be compensated for such other services.

Limitation on Liability. The Current Advisory Agreement and New Advisory Agreement provide that the respective adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective advisory agreement relates, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

Indemnification. The Current Advisory Agreement and New Advisory Agreement indemnify, subject to certain conditions, the respective adviser against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by the respective adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which the respective adviser may be or may have been involved as a party or otherwise or with which the respective adviser may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of the respective adviser having acted in any such capacity, except with respect to any matter as to which the respective adviser shall have been adjudicated not to have acted in good faith in the reasonable belief that the respective adviser’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as the respective adviser had no reasonable cause to believe that the conduct was unlawful. The New Advisory Agreement also provides that the Fund shall indemnify each of BIM’s partners, officers, employees, and agents (including any individual who serves at BIM’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons.

Continuance. The Current Advisory Agreement for the Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by both (a) the vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for the Fund will have a an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement may be terminated by the Fund (by vote of the Fund’s Board of Trustees or by vote of a majority of the voting securities of the Fund) or the Advisor at any time, without the payment of any penalty, upon giving the other party 60 days’ notice. The New Advisory Agreement has substantially similar provisions, except that such termination shall be upon not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

Governing Law. The Current Advisory Agreement is governed by and construed in accordance with the laws of the State of Delaware. The New Advisory Agreement will be construed in accordance with the laws of the State of New York and the State of New York has exclusive jurisdiction over any action, suit, or proceeding, brought in federal or start court, arising out of, or relating to the New Advisory Agreement.

Interim Investment Advisory Agreement

In the event shareholders of the Fund do not approve the New Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim investment advisory agreement between the Fund and BIM (the “Interim Advisory Agreement”) will take effect upon the closing of the Transaction. At the July 24, 2017 meeting, the Board of Trustees, including the Independent Trustees, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to the Fund after the Transaction. The terms of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by BIM under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to BIM. If shareholders of the Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and BIM will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. Consent of each registered investment company advised by the Advisor is a condition to closing of the Transaction, therefore, unless this condition were to be waived by Brookfield, the Transaction would not close prior to the Fund obtaining shareholder approval of the New Advisory Agreement.

Information About BIM

BIM, a wholly owned subsidiary of Brookfield, is a Delaware corporation organized in February 1989 and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of BIM and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-

1023. As of June 30, 2017, BIM and its subsidiaries had over $15 billion in assets under management. BIM specializes in global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets.

The officers and directors of BIM are:

Name	Principal Occupation
Craig Noble	CEO, Chief Investment Officer and Portfolio Manager
David Levi	President
Kevin English	Chief Operating Officer
Brian F. Hurley	General Counsel and Interim Chief Compliance Officer

No officer or director of the Fund is an officer, employee, director, general partner or shareholder of BIM. Upon the closing of the Transaction, each officer of the Fund will become an employee and/or officer of BIM or its affiliates. In addition, following the closing of the Transaction, in connection with the integration of the Fund into the Brookfield fund complex, certain officers and employees of Brookfield may be appointed officers of the Fund.

Certain Conditions under the 1940 Act

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test and will meet this test upon election of the Trustee Nominees described herein. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In the Purchase Agreement, the parties have acknowledged the reliance upon Section 15(f) and have agreed not take or fail to take any action if taking or failure to take (as applicable) such action would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met. Specifically, Brookfield has agreed to conduct its business so as to assure that (i) for a period of not less than three (3) years following the closing of the Transaction, at least 75% of the Fund’s trustees are not “interested persons” of the Advisor or BIM, and (ii) for a period of not less than two (2) years after the closing, neither Brookfield nor any of its affiliates will impose or seek to impose on the Fund an “unfair burden” as a result of the Transactions, or any express or implied terms, conditions or understandings applicable thereto.

Other Actions Contemplated in Connection with the Transaction

Contemporaneous with the closing of the Transaction, Brookfield intends to acquire, among other things, certain assets of HRC Fund Associates, LLC and HRC Portfolio Solutions, LLC (the “HRC Asset Acquisition”).  Pursuant to the HRC Asset Acquisition, BIM will provide support services to the Fund that are currently being provided by HRC Portfolio Solutions, LLC under the current Fund Support Services Agreement (the “Current Support Services Agreement”) between the Fund and HRC Portfolio Solutions, LLC. Upon the closing of the HRC Asset Acquisition, the Current Support Services Agreement will terminate, and a new Fund Support Services Agreement, having terms and conditions substantially similar to the Current Support Services Agreement, will be entered into by and between the Fund and BIM.

No changes are currently being proposed with respect to the Fund’s other service providers, including transfer agent, administrator and custodian. However, following the closing of the Transaction, the Board of

Trustees may consider whether to replace certain service providers with the service providers currently utilized by other funds in the Brookfield fund complex.

Affiliated Brokerage and Other Payments to Affiliates

During the last fiscal year, the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or the Advisor.

During the last fiscal year, the Fund made no material payments to the Advisor or any affiliated person of the Advisor for services provided to the Fund (other than pursuant to the Current Advisory Agreement).

Board Considerations

The Board of Trustees met in person on July 24, 2017 to consider approval of the New Advisory Agreement. The Board of Trustees noted that they had most recently approved the continuation of the Current Advisory Agreement on May 25, 2017 and reviewed the material they had received from the Advisor in connection with that approval of the factors considered by the Board in reaching its conclusion that the continuation of the Current Advisory Agreement was in the best interest of the Fund. In addition, the Board of Trustees noted that in advance of the July 24, 2017 in person meeting, Mr. Tutcher, in his capacity as Chair of the Board and principal of the Advisor, had met and communicated with the Independent Trustees regularly to keep them informed regarding the Transaction and answer questions that they had. At the July 24, 2017 meeting, the Board met with representatives of the Advisor and of BIM.    The Board also met in person on October 26, 2017 with representatives of the Advisor who apprised the Board of further developments with respect to the Transaction that occurred between the Board’s July 24, 2017 meeting and the signing of the Purchase Agreement. At the October 26, 2017 meeting the Board ratified and affirmed their prior approvals.

In connection with the Board’s review, BIM provided, and the Board obtained, information regarding Brookfield, the Brookfield public securities group and BIM, including with respect to Brookfield’s business lines, competitive advantages, global scale and investment flexibility, and the Public Securities Group’s complementary fit within Brookfield, investment principals, experience of its leadership team, range of investment strategies and vehicles, performance track record, distribution support, marketing platform and strategic vision. In addition, BIM provided, and the Board obtained, information regarding BIM’s compliance programs, disaster recovery procedures, cybersecurity measures and operational risk evaluations. The Board also received and reviewed a copy of the New Advisory Agreement and Interim Advisory Agreement.

Representatives of the Advisor and BIM discussed how the Center Coast team would operate within the Brookfield Public Securities Group, the resources of Brookfield that would support the Center Coast team and their belief that being part of Brookfield would be additive to the Center Coast team. The representatives of the Advisor and BIM discussed Brookfield’s experience managing assets in the MLP and infrastructure sectors and confirmed that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations are not anticipated. Representatives of BIM and the Advisor discussed the future plans with respect to service providers to the Fund.

Below is an overview of the primary factors the Boards considered in connection with the review of the respective Interim Advisory Agreement and the New Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s conclusion, but rather the Board considered a variety of factors.

Consideration of Nature, Extent and Quality of the Services

The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had received and considered information regarding the nature, extent and quality of services to be provided to the Fund in light of the investment objective, policies and strategies of the Fund. The Board noted that in connection with such review it had reviewed and considered the Advisor’s investment advisory personnel, its history as an asset manager, performance of other accounts managed by the Advisor, the amount of its current assets under management, the research and decision-making processes utilized by the Advisor, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund, the background and experience of the Advisor’s management in connection with the Fund, including the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board considered that the manner in which the Center Coast team would operate within Brookfield, and the fact that the current portfolio managers would continue to manage the Fund. The Board considered the manner in which the reputation and size of Brookfield may benefit the Center Coast team and the Fund. The Board noted the experience and resources of Brookfield and BIM and that within the Brookfield Public Securities Group, the Center Coast team may benefit for enhanced general support and oversight from certain functional groups such as legal, finance, internal audit, compliance, and risk management. Based on their review, the Board concluded that the nature, extent and quality of services provided to the Fund were expected to continue at the same or improved levels following the Transaction.

Consideration of Advisory Fees and the Cost of the Services

The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had received and considered information regarding the Fund’s contractual annual advisory fee and anticipated overall expenses with (a) a peer group of competitor closed-end funds identified by the Advisor and (b) other products managed by the Advisor and that given the small universe of managers fitting within the criteria for the peer group, the Advisor had not believed that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis and that the Independent Trustees had concurred with this approach. Based on such information, the Board had determined that the proposed contractual annual advisory fee of 1.00% of the Fund’s managed assets was equal to the median contractual advisory fee rate of funds within the peer group and that the fee structure was competitive with fee structures applicable to other similar products managed by the Advisor. The Board considered that the contractual annual advisory fee would remain unchanged under the Interim Advisory Agreement and New Advisory Agreement. The Board noted that while certain terms of the New Advisory Agreement differed from the Current Advisory Agreement, in order to conform the terms of the New Advisory Agreement to BIM’s advisory agreements with other closed-end funds it managed, Brookfield had represented that the New Advisory Agreement and Current Advisory Agreement were substantially similar and no material changes were proposed. The Board concluded that the investment advisory fees to be received by BIM were comparable to the fees charged to other investment vehicles within the Fund’s peer group and to other clients of the Advisor in broadly comparable investment products.

Consideration of Investment Performance

The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had received and considered information regarding the Fund’s performance and comparisons of that performance to similar MLP closed-end funds along with the Alerian MLP index. The Board noted that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations are not anticipated. The Board concluded that the investment performance of the Fund supported approving the Interim Advisory Agreement and New Advisory Agreement.

Other Considerations

The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had considered the anticipated profits, if any, to be realized by the Advisor in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Advisor in connection with the operation of the Fund was not unreasonable. The Board noted that it was too early to predict how the Transaction may affect future profitability, but noted that contractual fee rates under the Interim Advisory Agreement and the New Advisory Agreement are the same as those assessed under the Current Advisory Agreement.

The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements and concluded there were currently no or de minimis material economies of scale or other incidental benefits accruing to the Advisor in connection with its relationship with the Fund. The Board further noted that representatives of BIM had indicated that such economies of scale could not be predicted in advance of the closing of the Transaction.

The Board, including the Independent Trustees, considered other benefits to BIM, Brookfield and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction. The Board considered that pursuant to the HRC Asset Acquisition BIM would enter into a replacement agreement for the Fund Support Agreement, and would provide fund support services in exchange for a fee payable by the Fund.

In addition to the factors above, the Board, including the Independent Trustees, also considered the following:

•                                          Center Coast would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, Brookfield had agreed to conduct its business so as to assure that for a period of not less than two (2) years after the closing, neither Brookfield nor any of its affiliates will impose or seek to impose on the Fund an “unfair burden” as a result of the Transactions, or any express or implied terms, conditions or understandings applicable thereto.

•                                          The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Advisory Agreement or the election of the Trustee Nominees identified herein.

•                                          The reputation, financial strength and resources of Brookfield.

•                                          The long-term investment philosophy of Brookfield and anticipated plans to grow the Center Coast team’s business to the benefit of the Fund.

•                                          The proposed HRC Asset Acquisition, and the resulting continuity in the provision of fund support services to the Fund, including the expected continuity in personnel providing such services, and that the overall scope and level of services that are currently provided to the Fund will not change and the Fund’s cost for these services will not change.

As a result of its review and consideration of the Interim Advisory Agreement and the New Advisory Agreement and Interim Advisory Agreement in connection with the Transaction, at a meeting on July 24, 2017, the Board, including the Independent Trustees voting separately, voted unanimously to approve the Interim Advisory Agreement and the New Investment Advisory Agreement and to recommend the New Advisory Agreement to Fund shareholders for their approval. Following the signing of the Purchase Agreement, at an in person meeting held on October 26, 2017, the Board unanimously reaffirmed its approval of the Interim Advisory Agreement and the New Investment Advisory Agreement and its recommendation of the New Advisory Agreement to Fund shareholders for their approval.

Shareholder Approval

To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the holders of Common Shares and Preferred Shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the Fund entitled to vote thereon.  Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be considered as present for purposes of determining quorum.  For purposes of the proposal, abstentions and broker “non-votes,” if any, will have the same effect as votes against the proposal.

PROPOSAL 2: ELECTION OF TRUSTEES

Background

The Board of Trustees determined that it would be in the best interest of the Fund to elect the members of the boards of the other funds in the Brookfield fund complex as the Trustees of the Fund in order to facilitate the integration of the Fund into the Brookfield fund complex following completion of the Transaction. The Board is currently comprised of four trustees, three of whom are Independent Trustees. The Board has acted to increase the size of the Board to five trustees and has nominated the five members of the boards of the funds in the Brookfield fund complex, four of whom would be Independent Trustees. The trustee nominees are Heather S. Goldman, Edward A. Kuczmarski, David Levi, Stuart A. McFarland and Louis P. Salvatore (the “Trustee Nominees”). Each Trustee Nominee currently serves on the board of seven other registered investment companies managed by BIM, including five mutual funds and two closed-end funds. Each Trustee Nominee was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating and Governance Committee, which is comprised solely of Independent Trustees. The Board considered each Trustee Nominee’s background and experience. The Board considered that the Fund would benefit from oversight by trustees who have extensive experience with Brookfield and the oversight of the management and operations of funds in the Brookfield fund complex and from the efficiencies of being part of a Brookfield fund complex overseen by the same board of trustees.

If elected by shareholders, upon the closing of the Transaction the Trustee Nominees would be seated as trustees of the Fund and the term of each current trustee would end. The election of the Trustee Nominees is contingent on the closing of the Transaction. If the Transaction is not consummated, the Trustee Nominees will not join the Board of Trustees.

Each Trustee Nominee, if elected at the Meeting, will hold office for a term consistent with the class to which they are elected as set forth herein or until his or her successor shall have been elected and qualified or until he or she resigns or is otherwise removed.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee Nominees. Each Trustee Nominee has consented to serve as a Trustee if elected at the Meeting. If a Trustee Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee Nominee.

Composition of the Board

Current Board Composition

The trustees of the Fund are currently classified into two classes of trustees. Set forth below are the current Class I Trustees and Class II Trustees of the Fund:

CLASS I TRUSTEES. Michael F. Curran and James Edward Jones are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES. Alfred J. Moran* and Dan C. Tutcher* are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

*                 Designated as Trustee elected by holders of Preferred Shares voting as a separate class.

Proposed Board Composition

In connection with the nomination of the Trustee Nominees, the Board approved an increase in the size of the Board from four trustees to five. The Fund’s Declaration of Trust provides that, unless the number of trustees is four, the trustees of the Fund shall be classified into three classes of trustees. The number of the Trustees in each class shall be determined by resolution of the Board of Trustees; provided that each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees.

If the Trustee Nominees are elected, the composition of the Board will be as follows:

CLASS I TRUSTEE. David Levi will be the Class I Trustee of the Fund. The term of the Class I Trustee will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES. Edward A. Kuczmarski and Stuart A. McFarland* will be the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS III TRUSTEES. Louis P. Salvatore and Heather S. Goldman* will be the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

*              Designated as Trustee elected by holders of Preferred Shares voting as a separate class.

Trustee and Trustee Nominee Biographical Information

Certain information concerning the Trustees, the Trustee Nominees and the officers of the Fund is set forth in the tables below. Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Fund are referred to herein as “Independent Trustees.” The Trustee who is classified as an interested person of the Fund is referred to herein as an “Interested Trustee.”

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Michael F. Curran Year of birth: 1940 2001 Kirby Dr. Suite 50 Houston, TX 77019	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-Present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002- 2007).	2	None.

James Edward Jones Year of birth: 1954 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	President & CFO of Elk River Resources (2013-Present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004- 2013). Director of The J.E. and L.E. Mabee Foundation.	2	None.

Alfred J. Moran Year of birth: 1943 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group LLC (Management Consulting) (2003-Present). Formerly, Chief Administrative Officer of the City of Houston (2008-2013). Director of the National Association of Corporate Directors.	2	Director of Cornell Companies, Inc. (2005 – 2010). Formerly, director of Strome Investment Management, L.P. (2004 – 2006); Docutec/Emprint Solutions, Inc. (1970 – 2005).

Interested Trustee:

Dan C. Tutcher* Year of birth: 1949 1600 Smith Street Suite 3800	Trustee, President, Chief Executive Officer, since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, LP (2007-Present). Formerly, President of Enbridge Energy Company, Inc.; President	2	Director of Enbridge, Inc. (2006 – present). Formerly, director of Sterling Bancshares (2005-2011).

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Houston, TX 77002		and Director of Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).

Trustee Nominees:

Heather S. Goldman Year of birth: 1967 c/o Brookfield Place 250 Vesey Street New York, NY 10281	Trustee Nominee	Global Head of Marketing and Business Development of BIM (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Co-Founder & CEO of Capstak, Inc. (2014-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2013-Present); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Chairman of Capstak, Inc. (2016-Present).

Edward A. Kuczmarski Year of birth: 1949 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Trustee Nominee	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013).	None(2)

Director/ Trustee of several investment companies advised by BIM (2011-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).

David Levi** Year of birth: 1971 c/o Brookfield Place, 250 Vesey Street, New York, NY 10281-1023	Trustee Nominee

President of BIM(2016-Present); Managing Director and Head of Distribution of BIM (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).

			None(2)	Director/ Trustee of several investment companies advised by BIM (April 2017-Present).

Stuart A. McFarland Year of birth: 1947 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Trustee Nominee	Managing Partner of Federal City Capital Advisors (1997-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).

Louis P. Salvatore Year of birth: 1946 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Trustee Nominee	Employee of Arthur Andersen LLP (2002-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

*                                         Mr. Tutcher is an interested person of the Fund because of his position as a principal and control person of Center Coast Capital Advisors, LP, the Fund’s investment adviser.

**                                  Mr. Levi, if elected, would be an interested person of the Fund because of his position as an officer of BIM.

(1)                                 There are two funds, including the Fund, in the current “Fund Complex” for which Center Coast Capital Advisors, LP serves as investment adviser.

(2)                                 Each Trustee Nominee currently serves as director or trustee of seven funds in the Brookfield fund complex, including Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc., and Brookfield Real Assets Income Fund Inc.

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Fund and has nominated each of the Trustee Nominees based on several factors (none of which alone is decisive). The Board believes that the Trustees and Trustee Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and auditors and other trustees. Each current Trustee’s and Trustee Nominee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees and Trustee Nominees do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Trustees

Michael F. Curran. Through Mr. Curran’s more than 45 years of diversified experience in the domestic and international pipeline construction industry, including as chairman of the board, president and chief executive officer of public and private pipeline construction companies, Mr. Curran has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

James Edward Jones. Through Mr. Jones’s extensive experience in banking, including as managing partner of a broker dealer and as chairman, president and chief executive officer of a commercial bank, Mr. Jones has significant experience in financial matters related to the energy industry and is experienced in financial, regulatory and investment matters.

Alfred J. Moran. Through Mr. Moran’s experience as chief executive officer, corporate director, government official and change management consultant, including seven chief financial officer positions, two chief operating officer positions, two NYSE listed company directorships, four public company directorships and five private company directorships, Mr. Moran is experienced in financial, regulatory and investment matters.

Dan C. Tutcher. Through Mr. Tutcher’s more than 40 years of experience owning and operating midstream energy assets and as founder and principal of the Advisor, including his serving as president of three public companies and a director of five public companies, Mr. Tutcher has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

Trustee Nominees

Heather A. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Advisor. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for BIM, and as such has extensive knowledge of BIM, its operations and personnel. She also has experience working in other roles for the parent company of BIM. Prior to working with BIM, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. Ms. Goldman is Co-Founder, CEO and Chairman of Capstak, Inc.

Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.

David Levi. Mr. Levi is President of BIM and a Managing Partner of Brookfield. He has 22 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi’s background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining BIM in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College.

Stuart A. McFarland. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors.

Louis P. Salvatore. Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board on August 14, 2013 and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 1600 Smith Street, Suite 3800, Houston, TX 77002.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years

William H. Bauch Year of birth: 1961	Chief Compliance Officer, Chief Financial Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, LP (2012-Present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).

Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, LP (2010-Present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).

Robert T. Chisholm Year of birth: 1976	Vice President

Senior Portfolio Manager and Principal, Center Coast Capital Advisors, LP (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

If shareholders approve the proposals, it is expected that the newly elected trustees will appoint as officers of the Fund those persons that currently serve as officers of the funds in the Brookfield fund complex. Information about those persons is set forth below.  The principal business address of each prospective executive officer will be 250 Vesey Street, New York, NY 10281.

Name and Year of Birth	Prospective Position	Principal Occupation During the Past Five Years
Brian F. Hurley Year of birth: 1977	President

President of several investment companies advised by BIM (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017); General Counsel (2017-Present), and Interim Chief Compliance Officer (2017-Present) of BIM; Director of BIM (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).

Angela W. Ghantous Year of birth: 1975	Treasurer	Treasurer of several investment companies advised by BIM (2012-Present); Director of BIM (2012-Present); Vice President of BIM (2009-2012).

Alexis I. Rieger Year of birth: 1980	Secretary	Secretary of several investment companies advised by BIM (2014-Present); Vice President and Associate General Counsel of BIM (2011-Present).

Adam Sachs Year of birth: 1984	Chief Compliance Officer (“CCO”)

Director of Corporate Legal and Compliance at BIM (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at BIM (2011-2017).

Casey Tushaus Year of birth: 1982	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Vice President of BIM (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).

Mohamed Rasul Year of birth: 1981	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Assistant Vice President of BIM (2014 -Present); Senior Accountant of BIM (2012-2014).

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are Independent Trustees and one of whom is classified as an Interested Trustee. If the Trustee Nominees are elected, the Board will be comprised of five Trustees, four of whom will be Independent Trustees and one of whom will be classified as an Interested Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Dan C. Tutcher, an Interested Trustee, currently serves as Chair of the Board , in addition to serving as the Chief Executive Officer of the Fund. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Independent Trustees have selected Michael F. Curran as lead Independent Trustee. The lead Independent Trustee serves as the primary liaison between the Independent Trustees and management of the Fund. He participates in the planning of Board meetings, leads executive sessions of the Independent Trustees, seeks to encourage inquiry among the Independent Trustees, and performs such other functions as may be requested by the Independent Trustees from time to time. If the Trustee Nominees are elected, it currently expected that Edward A. Kuczmarski would be appointed as Chair of the Board.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees meet regularly outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee. The functions and role of each committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a chair of the Board who is an Interested Trustee, a lead Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. The Board also believes that its structure facilitates the flow of information and open dialogue among the trustees and management of the Fund. In reaching these conclusions, the Board considered, among other things, the role of the Advisor in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.

Board Committees

The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Audit Committee. Mr. Moran is the Chair of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm. Mr. Moran has been identified as the Audit Committee Financial Expert of the Fund.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on August 14, 2013. The Audit Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Audit Committee Charter was attached as Appendix A to the Fund’s proxy statement for its 2017 annual meeting of shareholders.

If the Trustee Nominees are elected, it is currently expected that Louis P. Salvatore would be appointed Chair of the Audit Committee and Heather S. Goldman, Edward A. Kuczmarski and Stuart A. McFarland would be appointed as members of the Audit Committee.

Nominating and Governance Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Nominating and Governance Committee. Mr. Jones is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider diversity of backgrounds and experience when identifying Trustee Nominee candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002.

The Nominating and Governance Committee is governed by a written Nominating and Governance Committee Charter, which was approved by the Board on August 14, 2013. The Nominating and Governance Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating and governance committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Nominating and Governance Committee Charter was attached as Appendix B to the Fund’s proxy statement for its 2017 annual meeting of shareholders.

If the Trustee Nominees are elected, it is currently expected that Edward A. Kuczmarski would be appointed Chair of the Nominating and Governance Committee and Heather S. Goldman, Stuart A. McFarland and Louis P. Salvatore would be appointed as members of the Nominating and Governance Committee.

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to the Fund and (iv) identify the number of shares held by the shareholder.

Beneficial Ownership of Securities

As of                        , 2017, each Trustee and Trustee Nominee beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Number of Shares of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Michael F. Curran	[13,334]	[Over $100,000]	[Over $100,000]
James Edward Jones	[2,580]	[$10,001 - $50,000]	[$10,001 - $50,000]
Alfred J. Moran	[2,733]	[$10,001 - $50,000]	[$10,001 - $50,000]
Interested Trustee:
Dan C. Tutcher(2)	[172,347]	[Over $100,000]	[Over $100,000]
Trustee Nominees:
Heather A. Goldman	[None]	[None]	[None](3)
Edward A. Kuczmarski	[None]	[None]	[None] (3)
David Levi	[None]	[None]	[None] (3)
Stuart A. McFarland	[None]	[None]	[None] (3)
Louis P. Salvatore	[None]	[None]	[None] (3)

(1)                                 There are two funds, including the Fund, in the “Family of Investment Companies.”

(2)                                 In addition to the [172,347] Shares beneficially owned, directly or indirectly, by Mr. Tutcher, the Advisor purchased 5,250 Shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. Mr. Tutcher may be deemed to be a beneficial owner of the Shares held by the Advisor by virtue of his control over the Advisor.

(3)                                 As of December 31, 2016, the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee Nominee in the Brookfield fund complex, which consists of seven funds, was as follows: Heather A. Goldman: Over $100,000; Edward A. Kuczmarski: Over $100,000; David Levi: Over $100,000; Stuart A. McFarland: Over $100,000; Louis P. Salvatore: Over $100,000.

As of                        , 2017, executive officers of the Fund, who are not Trustees, beneficially owned equity securities of the Fund in the following amounts:

William H. Bauch:	[33,334] Shares
Robert T. Chisholm:	[2,500] Shares
Rachel Hollowell:	[237] Shares

As of                        , 2017, no trustee or officer individually owned more than 1% of the outstanding shares of the Fund. The Trustees and officers of the Fund as a group owned approximately           % of the outstanding shares of the Fund.

Board Meetings

During the Fund’s fiscal year ended November 30, 2016, the Board held five meetings, the Fund’s Nominating and Governance Committee held two meetings and the Fund’s Audit Committee held three meetings.

Each Trustee attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board on which such Trustee served held during the Fund’s fiscal year ended November 30, 2016.

It is the Fund’s policy to invite Trustees to attend meetings of shareholders, either in person or telephonically. All of the Trustees attended the shareholder meeting for the fiscal year ended November 30, 2016.

Trustee Compensation

The following table sets forth the compensation paid to each Trustee and Trustee Nominee by the Fund and the total compensation paid to each Trustee and Trustee Nominee by funds in the Fund Complex, during the Fund’s fiscal year ended November 30, 2016. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Advisor and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees:
Michael F. Curran	$45,000	None	None	$55,000
James Edward Jones	$45,000	None	None	$55,000
Alfred J. Moran	$45,000	None	None	$55,000
Interested Trustee:
Dan C. Tutcher	$0	None	None	$0
Trustee Nominees:
Heather A. Goldman	$0	None	None	$0
Edward A. Kuczmarski	$0	None	None	$0
David Levi	$0	None	None	$0
Stuart A. McFarland	$0	None	None	$0
Louis P. Salvatore	$0	None	None	$0

(1)                                 The Fund does not accrue or pay retirement or pension benefits to Trustees.

(2)                                 There are two funds, including the Fund, in the current “Fund Complex” for which Center Coast Capital Advisors, LP serves as investment adviser.

Shareholder Approval

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Trustee Nominee. The holders of Shares will have equal voting rights (i.e., with respect to those Trustees elected by the holders of Common Shares and Preferred Shares voting as a single class, each Common Share and each Preferred Share will have one vote per Share, and with respect to those Trustees elected by the holders of Preferred Shares voting as a separate class, each Preferred Share will have one vote per Share). For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as Shares that are present, but not as votes cast, at the Meeting.  For purposes of the proposal, abstentions and broker “non-votes,” if any, will have the same effect as votes against the proposal as the required vote is a majority of the Shares entitled to vote on the matter at the Meeting at which a quorum is present.  Since brokers or nominees will have discretionary authority to vote the Shares in the absence of voting instructions from shareholders with respect to the proposal, we expect that there will be no broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) with respect to the proposal to elect the Trustee Nominees.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” each Trustee Nominee.

ADDITIONAL INFORMATION

Further Information About Voting and the Meeting

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes.

The Board has fixed the close of business on November 30, 2017 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at          to obtain directions to the site of the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 2 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Advisor

Center Coast Capital Advisors, LP, acts as the Fund’s investment adviser. The Advisor is a registered investment adviser headquartered in Houston, Texas focused on energy infrastructure investments. The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities. As of June 30, 2017, the Advisor managed over $4.0 billion in assets. The Advisor is located at 1600 Smith Street, Suite 3800, Houston, Texas 77002.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for the current fiscal year. The Fund does not know of any direct or indirect financial interest of PWC in the Fund.

Representatives of PWC will be invited to attend the Meeting either in person or telephonically, will have the opportunity to make a statement and to answer questions if they desire to do so.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year were $115,000 for 2015 and $164,000 for 2016.

Audit-Related Fees

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements are $5,000 for 2015 and $19,000 for 2016.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,000 for 2015 and $120,530 for 2016.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant are $0 for 2015 and $0 for 2016.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last two fiscal years of the registrant was $106,000 for 2015 and $139,530 for 2016.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted Pre-Approved Policies and Procedures as part of the Audit Committee Charter, which was attached as Appendix A to the Fund’s proxy statement for its 2017 annual meeting of shareholders.

For the Fund’s last two fiscal years, the Audit Committee has pre-approved all audit and non-audit services provided by PWC to the Fund, and all non-audit services provided by PWC to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that are related to the operations of the Fund.

For the Fund’s last two fiscal years, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of                        , 2017, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	3,051,795	15.44%
Oxbow Advisors (3) 1777 N.E. Loop 410, Suite 600 San Antonio, TX 78217	Common Shares	1,756,093	8.89%
Knights of Columbus One Columbus Plaza New Haven, CT 06510	Preferred Shares	1,200	60.00%
Fidelity & Guaranty Life Insurance Company 1001 Fleet Street, 6th Floor Baltimore, MD 21202	Preferred Shares	400	20.00%
Life Insurance Company of the Southwest (2) One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	360	18.00%
National Life Insurance Company One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	40	2.00%

(1)                                 Based on Schedule 13 G/A filed with the SEC on January 12, 2017.

(2)                                 Based on Schedule 13 G filed with the SEC on October 17, 2016.

(3)                                 Based on Form 13F filed on January 26, 2017

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Advisor, affiliated persons of the Advisor, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of such Section 16 filings, the Fund believes that for the fiscal year ended November 30,

2016, all filings applicable to such persons were completed and filed.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

The Fund’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2018 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by December 12, 2017 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than January 16, 2018 and not later than February 15, 2018 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2018 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by Center Coast and Brookfield. Certain officers of the Fund and certain officers and employees of the Advisor (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Meeting.

However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Meeting may result in an adjournment. The chairperson of the Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 23, 2018

This Proxy Statement is available on the Internet at                        .

December        , 2017

Appendix A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                        , by and between Brookfield Investment Management Inc., a Delaware corporation (the “Adviser”), and Center Coast MLP & Infrastructure Fund, a Delaware statutory trust (the “Fund”).

WHEREAS, the Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

NOW, THEREFORE, WITNESSETH:  That it is hereby agreed between the parties hereto as follows:

SECTION 1.                            Appointment of Adviser.

The Fund hereby appoints the Adviser to act as manager and investment adviser to the Fund for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

SECTION 2.                            Duties of Adviser.

The Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

(a)                                 Investment Program.  The Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Fund’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments.  The Adviser also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Fund’s Board of Trustees, and to the provisions of the organizational documents of the Fund, the registration statement of the Fund on Form N-2 and/or Form N-14 (together, the “Registration Statement”), including the Fund’s Prospectus and Statement of Additional Information, any public filings made pursuant to the Securities Exchange Act of 1934 or the New York Stock Exchange requirements, including press releases, and the 1940 Act and other applicable law, in each case as from time to time amended and in effect.  Subject to the foregoing, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which sub-advisers may be affiliates of the Adviser, subject to the approval of the Board of Trustees of the Fund; provided, however, that the Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in this Agreement.  The Adviser agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services to the Fund on terms and conditions, including, but not limited to, the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law.

(b)                                 Portfolio Transactions.  The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).

In placing portfolio transactions for the Fund, it is recognized that the Adviser will use commercially reasonable efforts to secure the most favorable price and efficient execution.  Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.  It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment transaction business.  It is also understood that it is desirable for the Fund

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that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Board of Trustees, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers.  It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

SECTION 3.                            Allocation of Expenses.

The Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser.  Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

(a)                                 all expenses of organizing the Fund;

(b)                                 the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described in Section 2);

(c)                                  the charges and expenses of bookkeeping, accounting and auditors;

(d)                                 brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

(e)                                  taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

(f)                                   expenses relating to the issuance of Shares of the Fund;

(g)                                  expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions;

(h)                                 expenses involved in registering and maintaining registrations of the Fund and of its Shares with the New York Stock Exchange;

(i)                                     expenses of shareholders’ and trustees’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders;

(j)                                    expenses of preparing and printing prospectuses;

(k)                                 compensation and expenses of trustees who are not affiliated with the Adviser;

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(l)                                     if approved by the Fund’s Board of Trustees, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program;

(m)                             charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s organization and financial structure and relations with its shareholders, issuance of Shares of the Fund and registration and qualification of Shares under federal, state and other laws;

(n)                                 the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

(o)                                 insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Adviser;

(p)                                 expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

(q)                                 interest payable on Fund borrowings;

(r)                                    such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto;

(s)                                   expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

(t)                                    all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund.

SECTION 4.                            Advisory Fee.

(a)                                 The Fund hereby agrees to compensate the Adviser for its services and its related expenses at an annual rate of 1.00% of the Fund’s average daily “Managed Assets” payable monthly in arrears.  “Managed Assets” of the Fund shall mean the Fund’s net assets, plus the amount of any borrowings for investment purposes.  The Adviser may waive a portion of its fees.  If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis.  Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

(b)                                 The Adviser may direct the Fund’s administrator or sub-administrator to pay to any sub-adviser a portion of the compensation payable to the Adviser pursuant to Section 4(a) out of the assets of the Fund; provided, however, that in such case the compensation payable to the Adviser hereunder will be reduced by the amount of any compensation paid directly by the Fund to such sub-adviser.

SECTION 5.                            Indemnification.

(a)                                 The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as

3

a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund.  Notwithstanding the foregoing, the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Fund cannot lawfully waive.

(b)                                 The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification.  In addition, at least one of the following conditions must be met:  (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c)                                  All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)                                 Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or other person may also be a Trustee.

(e)                                  The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

SECTION 6.                            Relations with Fund.

Subject to and in accordance with the organizational documents of the Adviser and the Fund, as well as their policies and procedures and codes of ethics, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Adviser (or any successor thereof) are or may be interested in the Fund as

4

Trustees, officers, agents, shareholders or otherwise, and that the Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

SECTION 7.                            Liability of Adviser.

The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any Trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

SECTION 8.                            Duration and Termination of this Agreement.

(a)                                 Duration.  This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following:  (1) the approval of the Fund’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement.  Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 8(c), so long as such continuance is approved at least annually (a) by either the Fund’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)                                 Amendment.  No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.  Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Fund with the Adviser do not require shareholder approval if approved by the requisite majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

(c)                                  Termination.  This Agreement may be terminated at any time, without payment of any penalty, by vote of the Fund’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d)                                 Automatic Termination.  This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

SECTION 9.                            Services Not Exclusive.

The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement.  In addition, the parties may enter into other agreements pursuant to which the Adviser provides administrative or other, non-investment advisory services to the Fund, and the Adviser may be compensated for such other services.

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SECTION 10.                     Notices.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices.  Until further notice to the other party, the address of each party to this Agreement for this purpose shall be Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

SECTION 11.                     Governing Law; Severability; Counterparts.

(a)                                 This Agreement shall be construed in accordance with the laws of the State of New York, and the applicable provisions of the 1940 Act.  To the extent that applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

(b)                                 Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

SECTION 12.                     Miscellaneous.

(a)                                 If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of 60 days’ written notice and such notice as is reasonably practicable before consummating the transaction.

(b)                                 Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)                                  No person other than the Fund and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement.  Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BROOKFIELD INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

CENTER COAST MLP & INFRASTRUCTURE FUND

By:
Name:
Title:

7

Common

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP & INFRASTRUCTURE FUND

January 23, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via                         to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The
Notice of Meeting, Proxy Statement, Proxy Card are available at http://www. .com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2. To elect the trustee nominees as follows:

(a) as a Class I Trustee, to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

David Levi

(b) as a Class II Trustee, to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Edward A. Kuczmarski

(c) as a Class III Trustee, to hold office until the Fund’s 2020 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Louis P. Salvatore

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR each Proposal.   Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CENTER COAST MLP & INFRASTRUCTURE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2018

The undersigned hereby appoints WILLIAM H. BAUCH AND RACHEL HOLLOWELL, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of beneficial interest of Center Coast MLP & Infrastructure Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, January 23, 2018, at 3:30 p.m. (Central time), and at any adjournments, postponements or delays  thereof (the “Meeting”).    The  undersigned  hereby  acknowledges  receipt  of  the  Notice  of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies  to  vote  said  shares  as  indicated  hereon.    In  their  discretion,  the  proxies  are authorized to vote upon such other business as may properly come before the Meeting. The  undersigned  hereby  revokes  any  proxy previously given.

(Continued and to be signed on the reverse side.)

COMMENTS:

Common

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP & INFRASTRUCTURE FUND

January 23, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.______.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free ( ) in the United States or from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN  - e-Consent  makes  it  easy  to  go  paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via                      to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement, Proxy Card are available at http:// .com
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2. To elect the manager nominees to hold office until successors is duly elected and qualifies.

(a) as a Class I Trustee, to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

David Levi

(b) as a Class II Trustee, to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Edward A. Kuczmarski

(c) as a Class III Trustee, to hold office until the Fund’s 2020 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Louis P. Salvatore

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR each Proposal.   Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Preferred

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP & INFRASTRUCTURE FUND

January 23, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via                         to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The
Notice of Meeting, Proxy Statement, Proxy Card are available at http://www. .com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2. To elect the trustee nominees as follows:

(a) as a Class I Trustee, to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

David Levi

(b) as Class II Trustees, to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified

	NOMINEES	FOR AGAINST ABSTAIN

Edward A. Kuczmarski
Stuart A. McFarland

(c) as a Class III Trustee, to hold office until the Fund’s 2020 annual meeting or until his or her successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Louis P. Salvatore
Heather S. Goldman

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR each Proposal.   Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CENTER COAST MLP & INFRASTRUCTURE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2018

The undersigned hereby appoints WILLIAM H. BAUCH AND RACHEL HOLLOWELL, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of beneficial interest of Center Coast MLP & Infrastructure Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, January 23, 2018, at 3:30 p.m. (Central time), and at any adjournments, postponements or delays  thereof (the “Meeting”).    The  undersigned  hereby  acknowledges  receipt  of  the  Notice  of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies  to  vote  said  shares  as  indicated  hereon.    In  their  discretion,  the  proxies  are authorized to vote upon such other business as may properly come before the Meeting. The  undersigned  hereby  revokes  any  proxy previously given.

(Continued and to be signed on the reverse side.)

COMMENTS:

Preferred

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP & INFRASTRUCTURE FUND

January 23, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.______.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free ( ) in the United States or from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN  - e-Consent  makes  it  easy  to  go  paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via                      to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement, Proxy Card are available at http:// .com
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2. To elect the manager nominees to hold office until successors is duly elected and qualifies.

(a) as a Class I Trustee, to hold office until the Fund’s 2018 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

David Levi

(b) as Class II Trustees, to hold office until the Fund’s 2019 annual meeting or until his successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Edward A. Kuczmarski
Stuart A. McFarland

(c) as Class III Trustees, to hold office until the Fund’s 2020 annual meeting or until his or her successor has been elected and qualified

	NOMINEE	FOR AGAINST ABSTAIN

Louis P. Salvatore
Heather S. Goldman

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR each Proposal.   Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.